UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ____________________________________________________

                                   FORM 8-K/A
                                Amendment No. 1

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 19, 2006

                           GATEWAY DISTRIBUTORS, LTD.
             (Exact name of Registrant as specified in its charter)


                                     NEVADA
         (State or other jurisdiction of incorporation or organization)

             000-27879                                88-0301278
      (Commission File Number)             (IRS Employer Identification No.)


      2555 East Washburn Avenue                           89081
       North Las Vegas, Nevada                          (Zip Code)
   (principal executive offices)


                                 (702) 317-2400
              (Registrant's telephone number, including area code)

Check the appropriate box of the agreement if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]  Written  communications  pursuant  to  Rule 425 under the Securities Act

[ ]  Soliciting  material  pursuant  to  Rule  14a-12  under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM  2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On June 19, 2006, the Registrant and Marshall Distributing, LLC, and EMS Business Development, Inc. (collectively, the "Company"), executed a binding letter of intent whereby the Registrant agreed to acquire substantially all of the assets and assume all receivables and payables of the Company. On August 4, 2006, the agreement closed, but was effective as of June 30, 2006.

The agreement was made as of June 30, 2006, between Marshall Distributing, L.L.C., a Utah limited liability company and EMS Business Development, Inc., a California corporation (collectively "Seller"), Terry D. Nielsen ("Property Owner") and Gateway Distributors, Ltd., a Nevada corporation, ("Buyer").

The Seller was the owner and operator of a herbal and health food supplement distributing business (the 'Business Operations") with its principal business office located at 3085 West 1100 South Salt Lake City, Utah, 84104 (the "Property"). Sellers assets relating to the Business Operations referred to as the "Business Assets" were described in Exhibit "A" attached to the agreement.

Seller sold to Buyer the Business Operations and Business Assets from Seller upon the terms and conditions set forth in the agreement.

Purchase and Sale. Upon the terms and subject to the conditions set forth in the agreement, Seller and Property Owner sold to Buyer the following:

a.     The Business Operations as conducted by Seller as of June 30, 2006.

b. The Business Assets of the Seller which were utilized in conjunction with the Business Operations as of June 30, 2006, specifically including all right, title and interest in and to the assets, personal properties, goodwill and rights as a going concern, of every nature, kind and description, tangible and intangible, wherever located and whether or not carried or reflected on the books and records of the Seller. The Business Assets included, without limitation, all items reflected on the Seller's June 30, 2006 balance sheet (the "Balance Sheet") a copy of which is attached to the agreement as Exhibit "A." The Business assets included those assets of E.M.S. Business Development, Inc., which are described on Exhibit "A" attached to the agreement. All other assets of E.M.S. Business Development, Inc., were excluded from the Business Assets. Except as otherwise provided in the Agreement, the Business Assets were conveyed at the Closing free and clear of any mortgage, pledge, lien, security interest, encumbrance, claim, easement, restriction or charge of any kind or nature (whether or not of record).

c. The Property was free and clear of all liens, encumbrances and other matters of record except for items 1, 2, 3, 4 and 5 (the "Permitted Exceptions") shown on the preliminary title report ("PTR") attached to the agreement. Seller and Property Owner terminated their existing lease agreement pertaining to the Property (the "Lease") at the Closing and Buyer shall incur no liability therefor or thereafter.

Purchase Price. The purchase price for the Business Operations, Business Assets and the Property (the "Purchase Price") was $6,000,000.00 plus Buyer's assumption of the liabilities of $1,241,301.00 as set forth in the Liabilities Undertaking attached to the agreement as Exhibit "C". The Purchase Price was allocated as follows:

               Business Operations and Assets     $  6,471,301.00
               Property (Equity)                  $    770,000.00
               Assumption of Liabilities          $  1,241,301.00
               Total Purchase Price               $  7,241,301.00

Payment of Purchase Price.  The Purchase Price was paid as follows:

a. Buyer executed and delivered to Seller Buyer's promissory note in the sum of Five Million Two Hundred Thirty Thousand and No/100 Dollars ($5,230,000.00) (the "Operations & Assets Note") in the form attached as Exhibit "D" to the agreement. The Operations & Assets Note is secured as provided in the Security Agreement attached to the agreement as Exhibit "E" and the Financing Statement UCC-1 attached thereto as Exhibit "F".

b. Buyer executed and deposited in Escrow an all inclusive installment note (the "Property Note") in the principal sum of Seven Hundred Seventy Thousand and No/100 Dollars ($770,000.00) payable to the Property Owner in the form attached to the agreement as Exhibit "G." The Property Note was secured by an all inclusive deed of trust on the Property (the "Property Deed of Trust") in the form attached to the agreement as Exhibit "H." Property Owner deposited into Escrow, for delivery to Buyer a good and sufficient deed transferring title to the Property to Buyer.

c. Buyer executed and delivered to Seller the Liabilities Undertaking and assumed the liabilities as provided in the agreement.

d.     Seller and Property Owner agreed that:

i. a portion of the Operations & Assets Note proceeds (approximately $3,786,062) will be used to pay the balance owing on the following obligations which were currently owed by the Seller and/or its affiliates to Kathleen Janssen and/or Dean Janssen (the "Janssens"): ($1,025,000 Bank of Stockton #1, $437,450 Bank of Stockton #2, $748,612 Farmers & Merchants #1, $75,000 Wells Fargo, $225,000 Kathy Janssen Personal Note #1, $525,000 Janssen Personal Note #2, $750,000 Farmers & Merchants #2 to be drawn upon through transition)(hereafter collectively the "Janssen Debts"); and

ii. the proceeds from the Property Note (approximately $770,000) were be paid to the Property Owner for the Property as provided in Paragraph 2 of the agreement and the Property Owner shall satisfy and discharge the underlying note and underlying deed of trust.

iii. Seller and Property Owner further agreed that the proceeds from the Purchase Price shall be applied as follows:

First to the unpaid balance of the Janssen Debts to the Janssens;

Second to pay the unpaid balance on the Property Note and the Property Deed of Trust ($770,000) in favor of Terry Nielsen;

Third, One Million Dollars to the Janssens; and

Fourth, the remainder of the Purchase Price will be disbursed to the Seller.

e. The parties agreed that Buyer has no responsibility to ensure that any proceeds of the sale due Seller or Property Owner are applied by them in the manner described in the agreement and that the failure of Seller and Property Owner to apply any proceeds of sale in said manner shall not affect their obligations to the Buyer created in this agreement.

f. Notwithstanding the provisions of the agreement, it was agreed that the Janssens' Debt will continue to be serviced by Buyer throughout the Holding Period defined in the agreement. Any accrued and unpaid interest at the end of the Holding Period will be added to the Purchase Price and to the Operations & Assets Note.

g. Payment of the Purchase Price was secured by the (a) Business Operations; and (b) the Business Assets and (c) 12,000,000 shares of Cal-Bay International, Inc., preferred B Stock (the "CBAY Shares") owned by Buyer's affiliate Gateway Venture Holdings, Inc. Gateway Venture Holdings, Inc. will deposit into an escrow account with Turn-Key Financial Services, Inc. ("Escrow Holder") the CBAY Shares which shall be restricted for one year and which shall be retained by Escrow Holder as part of the security for the full and timely payment of the Purchase Price. At the Closing Buyer provided the Escrow Holder with irrevocable instructions to pay the Purchase Price in full on or before September 1, 2007 (the "Holding Period"). Said instructions shall be approved by Gateway Venture Holdings, Inc., and shall further provide that if the Purchase Price has not been paid in full at the end of the Holding Period, the CBAY Shares shall (to the extent necessary) be sold by the Escrow Holder and the proceeds shall be used to pay the Purchase Price.

A copy of the binding letter of intent was filed as an exhibit to a Current Report on Form 8-K filed on July 24, 2006. Additional closing documents are filed as part of this Current Report.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Business Acquired.

     It is not practicable to file the required historical financial statements at this time. Accordingly, pursuant to Item 9.01(a)(4) of Form 8-K, the Registrant will file such financial statements under cover of Form 8-K/A as soon as practicable, but not later than the date required by applicable law.

     (b)  Pro forma financial information.

     It is not practicable to file the required pro forma financial information at this time. Accordingly, pursuant to Item 9.01(a)(4) of Form 8-K, the Registrant will file such financial statements under cover of Form 8-K/A as soon as practicable, but not later than the date required by applicable law.

     (c)  Exhibits.

     The following exhibits are filed herewith:

EXHIBIT NO.                    IDENTIFICATION OF EXHIBIT
-----------                    -------------------------
10.1         Binding Letter of Intent, dated as of June 19, 2006 among Gateway
             Distributors, Ltd., Marshall Distributing, LLC, and EMS Business
             Development, Inc.
10.2         Contract for Sale of Business and Assets, dated as of June 30, 2006, between Marshall Distributing, LLC, EMS Business Development, Inc., Terry
             D. Nielson and Gateway Distributors, Ltd.
10.3         Gateway Distributors, Ltd. Liability Undertaking executed June 30, 2006.
10.4         Gateway Distributors, Ltd. Operations and Assets Notes issued to Marshall
             Distributing, LLC and EMS Business Development, Inc., in the amount of
             5,230,000.00, dated June 30, 2006.
10.5         Security Agreement made and entered into and effective as of June 30,
             2006, by and between Gateway Distributors, Ltd., Marshall Distributing,
             LLC, EMS Business Development, Inc. and Terry D. Nielsen.
10.6         Gateway Distributors, Ltd. All-Inclusive Promissory Note Secured by All-
             Inclusive Trust Deed in the amount of $770,000.00, issued to Terry D.
             Nielson and Laniel S. Nielson, dated June 30, 2006.
10.7         All-Inclusive Trust Deed with Assignment of Rents, made as of June 30,
             2006, between Gateway Distributors, Ltd., Empire Land Title, Inc., Terry
             D. Nielson and Laniel S. Nielson.
10.8         Assignment and Bill of Sale, executed as of June 30, 2006, by Marshall
             Distributing, LLC, EMS Business Development, Inc., and Gateway
             Distributors, Ltd.
10.9         Turn-Key Financial Services, LLC Escrow Instruction Letter dated August
             2006.
10.10        Termination of Lease Agreement between Terry D. Nielson, Laniel S.
             Nielson and Marshall Distributing, LLC, dated June 30, 2006.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 13, 2006.                  GATEWAY DISTRIBUTORS, LTD.


                                            By /s/  Rick Bailey
                                            ------------------------------------
                                            Rick Bailey,
                                            President